UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2008

INDYMAC BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)
888 East Walnut Street, Pasadena, California 91101-7211
(Address of Principal Executive Office)
Registrant’s telephone number, including area code:
(800) 669-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
This information, furnished under this “Item 7.01. Regulation FD Disclosure,” is intended to be furnished pursuant to Regulation FD (17 CFR243.100-243.103) and shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.
On January 15, 2008, IndyMac Bancorp, Inc., a Delaware corporation (the “Company”), posted a letter from Michael W. Perry, the Company’s Chief Executive Officer, to the Company’s Corporate Blog, located at www.theimbreport.com, providing an update on the Company to its employees. A copy of the posting is furnished as Exhibit 99.1 hereto.
Item 9.01. Financial Statements and Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	IndyMac Bancorp Inc. Blog Entry, dated January 15, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, in the City of Pasadena, State of California, on January 15, 2008.

Indymac Bancorp, Inc. (Registrant)
By:	/s/ Michael W. Perry
Michael W. Perry
Chairman of the Board of Directors and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	IndyMac Bancorp Inc. Blog Entry, dated January 15, 2008